Exhibit 99.8

The Bank of New York Mellon Corporation

The name of each director and executive officer of The Bank of New York Mellon Corporation is set forth below. The business address of each person listed below is c/o The Bank of New York Mellon Corporation, 225 Liberty Street, New York, New York 10286. Each person is a citizen of the United States of America.

Directors

Name	Occupation

Linda Cook	Managing Director of EIG Global Energy Partners and CEO of Harbour Energy, Ltd.
Nicholas M. Donofrio	Retired EVP, Innovation and Technology of IBM Corporation
Joseph J. Echevarria	Retired CEO of Deloitte LLP
Edward P. Garden	Chief Investment Officer and a founding partner of Trian Fund Management, L.P.
Jeffrey A. Goldstein	Managing Director, Hellman & Friedman LLP
Gerald L. Hassell	Chairman and CEO of The Bank of New York Mellon Corporation
John M. Hinshaw	Executive Vice President of Technology and Operations at Hewlett-Packard Company
Edmund F. Kelly	Retired Chairman of Liberty Mutual Group
John A. Luke, Jr.	Chairman and CEO of MeadWestvaco Corporation
Jennifer Morgan	President of SAP North America
Mark Nordenberg	Chancellor Emeritus, University of Pittsburgh
Elizabeth Robinson	Retired Global Treasurer of Goldman Sachs Group
Samuel Scott III	Retired Chairman, President and CEO of Corn Products International, Inc.

Executive Officers

Name	Position
Gerald L. Hassell	Chairman and Chief Executive Officer
J. David Cruikshank	Chairman, Asia Pacific
Thomas P. Gibbons	Vice Chairman and Chief Financial Officer
Mitchell E. Harris	Chief Executive Officer, Investment Management
Suresh Kumar	Senior Executive Vice President and Chief Information Officer
Brian T. Shea	Vice Chairman, Chief Executive Officer, Investment Services
J. Kevin McCarthy	Senior Executive Vice President and General Counsel
Monique R. Herena	Senior Executive Vice President and Chief Human Resources Officer
Doug Shulman	Senior Executive Vice President and Global Head of Client Service Delivery
James S. Wiener	Senior Executive Vice President and Chief Risk Officer

BNY Mellon, National Association

The name of each director and executive officer of BNY Mellon, National Association is set forth below. The business address of each person listed below is c/o BNY Mellon, National Association, 1 BNY Mellon Center, Pittsburgh, PA 15258-0001. Each person is a citizen of the United States of America.

Directors

Name	Occupation
Linda Cook	Managing Director of EIG Global Energy Partners and CEO of Harbour Energy, Ltd.
Nicholas M. Donofrio	Retired EVP, Innovation and Technology of IBM Corporation
Joseph J. Echevarria	Retired CEO of Deloitte LLP
Edward P. Garden	Chief Investment Officer and a founding partner of Trian Fund Management, L.P.
Jeffrey A. Goldstein	Managing Director, Hellman & Friedman LLP
Gerald L. Hassell	Chairman and CEO of The Bank of New York Mellon Corporation
John M. Hinshaw	Executive Vice President of Technology and Operations at Hewlett-Packard Company
Edmund F. Kelly	Retired Chairman of Liberty Mutual Group
John A. Luke, Jr.	Chairman and CEO of MeadWestvaco Corporation
Jennifer Morgan	President of SAP North America
Mark Nordenberg	Chancellor Emeritus, University of Pittsburgh
Elizabeth Robinson	Retired Global Treasurer of Goldman Sachs Group
Samuel Scott III	Retired Chairman, President and CEO of Corn Products International, Inc.

Executive Officers

Name	Position
Gerald L. Hassell	Chairman, Chief Executive Officer and President
J. David Cruikshank	Chairman, Asia Pacific
Thomas P. Gibbons	Vice Chairman and Chief Financial Officer
Mitchell E. Harris	Chief Executive Officer, Investment Management
Suresh Kumar	Senior Executive Vice President and Chief Information Officer
Brian T. Shea	Vice Chairman, Chief Executive Officer, Investment Services
J. Kevin McCarthy	Senior Executive Vice President and General Counsel
Monique R. Herena	Senior Executive Vice President and Chief Human Resources Officer
Doug Shulman	Senior Executive Vice President and Global Head of Client Service Delivery
James S. Wiener	Senior Executive Vice President and Chief Risk Officer

BNY Mellon IHC LLC

The name of each member of the board of managers and executive officer of BNY Mellon IHC LLC is set forth below. The business address of each person listed below is c/o BNY Mellon IHC LLC, 225 Liberty Street, New York, NY 10286. Each person is a citizen of the United States of America.

Managers

Name	Occupation
Linda Cook	Managing Director of EIG Global Energy Partners and CEO of Harbour Energy, Ltd.
Nicholas M. Donofrio	Retired EVP, Innovation and Technology of IBM Corporation
Joseph J. Echevarria	Retired CEO of Deloitte LLP
Edward P. Garden	Chief Investment Officer and a founding partner of Trian Fund Management, L.P.
Jeffrey A. Goldstein	Managing Director, Hellman & Friedman LLP
Gerald L. Hassell	Chairman and CEO of The Bank of New York Mellon Corporation
John M. Hinshaw	Executive Vice President of Technology and Operations at Hewlett-Packard Company
Edmund F. Kelly	Retired Chairman of Liberty Mutual Group
John A. Luke, Jr.	Chairman and CEO of MeadWestvaco Corporation
Jennifer Morgan	President of SAP North America
Mark Nordenberg	Chancellor Emeritus, University of Pittsburgh
Elizabeth Robinson	Retired Global Treasurer of Goldman Sachs Group
Samuel Scott III	Retired Chairman, President and CEO of Corn Products International, Inc.

Executive Officers

Name	Position
Todd Gibbons	President
Scott Freidenrich	Managing Director and Treasurer
Kurtis Kurimsky	Controller
Jim Wiener	Managing Director and Chief Risk Officer
George Malanga	Managing Director and Chief Credit Officer
Jeff Bockian	Vice President
Gabe Schneider	Vice President
Vincent Gesuele	Vice President
Jim McAuliffe	Vice President
John Roy	Vice President
Mark Rogers	Vice President
Greg Ciolek	Vice President
Frank Vasta	Vice President
Ryan Macgregor	Vice President
Karl Schultz	Vice President
Claudine Orloski	Assistant Treasurer-Tax
Charles Doumar	Assistant Treasurer-Tax
Craig Beazer	Secretary
Patricia Bicket	Assistant Secretary

MBC Investments Corporation

The name of director and executive officer of MBC Investment Corporation is set forth below. The business address of each person listed below is c/o MBC Investment Corporation, Bellevue Corporate Center 301 Bellevue Parkway, 3rd Floor, Wilmington, DE. Each person is a citizen of the United States of America with the exception of Gregory Brisk who is a citizen of the United Kingdom.

Directors

Name	Occupation
Gregory A. Brisk	Head of Governance, BNY Mellon Investment Management
John Pak	Deputy General Counsel, BNY Mellon Investment Management
Joseph Gennaco	Chief Operating Officer, BNY Mellon Investment Management
Stephen Scott	Chief Financial Officer, BNY Mellon Investment Management

Executive Officers

Name	Position

Gregory A. Brisk

Joseph P. Gennaco

James P. Ambagis

Joni L. Charatan

Paul A. Griffiths

John Pak

Kevin J. Randle

Stephen Scott

Charles Doumar

Claudine Orloski

Cristina M. Rice

Audrey M. Edwards

Susan K. Maroni

Chief Executive Officer

President

Vice President

Vice President

Vice President

Vice President

Vice President & Treasurer

Vice President

Assistant Treasurer - Tax

Assistant Treasurer - Tax

Secretary

Assistant Secretary

Assistant Secretary

BNY Alcentra Group Holdings, Inc.

The name of each director and executive officer of BNY Alcentra Group Holdings, Inc. is set forth below. The business address of each person listed below is c/o BNY Alcentra Group Holdings, Inc., 160 Queen Victoria Street, London, EC4V4LA. Each person is a citizen of the United States of America with the exception of David Forbes-Nixon, Daniel Fabian and Gregory Brisk who are citizens of the United Kingdom.

Directors

Name	Occupation
Daniel Fabian	Alcentra Chief Financial Officer & Chief Operating Officer
David Forbes-Nixon	Alcentra Chairman & Chief Executive Officer
Gregory A. Brisk	Head of Governance, BNY Mellon Investment Management
Edward H. Ladd	Chairman Emeritus, Standish Mellon Asset Management Company LLC
Stephen Scott	Chief Financial Officer, BNY Mellon Investment Management
Joseph Gennaco	Chief Operating Officer, BNY Mellon Investment Management
Jack Yang	Head of Americas and Global Distribution for Alcentra

Executive Officers

Name	Position
David Forbes-Nixon	President
Daniel Fabian	Vice President
Paul J. Echausse	Vice President
Paul Hatfield	Vice President
Reza Sarmasti	Vice President

Alcentra NY, LLC

The name of each director and executive officer of Alcentra NY, LLC. is set forth below. The business address of each person listed below is c/o Alcentra NY, LLC, 200 Park Avenue, 7th Floor, New York, NY 10166. Each person is a citizen of the United States of America with the exception of Gregory Brisk, Daniel Fabian, David Forbes-Nixon and Paul Hatfield who are citizens of the United Kingdom.

Directors

Name	Occupation
Paul Hatfield	Chief Investment Officer of Alcentra NY
Gregory Brisk	Head of Governance, BNY Mellon Investment Management
Kevin Cronk	Head of Research of Alcentra NY
Joseph Gennaco	Chief Operating Officer of BNY Mellon Investment Management
John Yang	President, Global Head of Business Development, and Head of the Americas

Executive Officers

Name	Position
David Forbes-Nixon	Chief Executive Officer
Paul Hatfield	Chief Investment Officer
Steven Levinson	Chief Compliance Officer
Daniel Fabian	Chief Financial Officer
John Yang	President, Global Head of Business Development, and Head of the Americas